SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

Deutsche High Income Fund

Deutsche Global Inflation Fund

The following information replaces similar disclosure relating to the funds in “APPENDIX I-A –BOARD MEMBER SHARE OWNERSHIP AND CONTROL PERSONS” of the funds’ Statement of Additional Information:

Dollar Range of Beneficial Ownership(1)

Board Member	Deutsche High Income Fund	Deutsche Global Inflation Fund
Independent Board Member:
John W. Ballantine	None	None
Henry P. Becton, Jr.	None	None
Dawn-Marie Driscoll	None	$1 - $10,000
Keith R. Fox	None	None
Paul K. Freeman	None	None
Kenneth C. Froewiss	$1 - $10,000	None
Richard J. Herring	None	$10,001 - $50,000
William McClayton	None	None
Rebecca W. Rimel	$10,001 - $50,000	None
William N. Searcy, Jr.	None	None
Jean Gleason Stromberg	None	None

(1) The dollar ranges are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.

Please Retain This Supplement for Future Reference

 April 11, 2017
SAISTKR-326